UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

Noble Corporation plc
(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford, Suite 800, Sugar Land, Texas	77478
(Address of Principal Executive Offices)	(Zip Code)

(281) 276-6100
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Tranche 1 Warrants of Noble Corporation plc	NE WS	New York Stock Exchange
Tranche 2 Warrants of Noble Corporation plc	NE WSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 4, 2024, Noble Corporation plc, a public limited company organized under the laws of England and Wales (“Noble”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other events, the completion of Noble’s acquisition of Diamond Offshore Drilling, Inc. a Delaware corporation (“Diamond” and such acquisition, the “Acquisition”), pursuant to the Agreement and Plan of Merger, dated as of June 9, 2024, by and among Noble, Dolphin Merger Sub 1, Inc., a Delaware corporation and indirect wholly owned subsidiary of Noble, Dolphin Merger Sub 2, Inc., a Delaware corporation and indirect wholly owned subsidiary of Noble, and Diamond.

This Current Report on Form 8-K/A amends the Original Form 8-K to include (i) the financial statements of Diamond required by Item 9.01(a) of Form 8-K and (ii) the pro forma financial information of Noble required by Item 9.01(b) of Form 8-K. Noble had previously indicated in the Original Form 8-K that such financial statements and pro forma financial information would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed. No other changes to the Original Form 8-K are being made hereby.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Diamond as of December 31, 2023 and 2022 and for each of the years ended December 31, 2023, 2022, and 2021 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited consolidated financial statements of Diamond as of June 30, 2024, and for the six months ended June 30, 2024 and 2023 are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Noble as of June 30, 2024, and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2024, and the twelve months ended December 31, 2023, giving effect to the Acquisition, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.
Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
99.1	Audited consolidated financial statements of Diamond Offshore Drilling, Inc. as of December 31, 2023 and 2022 and for each of the two years in the periods ended December 31, 2023 and December 31, 2022, for the period from April 24, 2021 to December 31, 2021, and for the period from January 1, 2021 to April 23, 2021 (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of Diamond Offshore Drilling, Inc. (File No. 001-13926), filed with the SEC on February 28, 2024).
99.2	Unaudited consolidated financial statements of Diamond Offshore Drilling, Inc. as of June 30, 2024 and for the six months ended June 30, 2024 and 2023 (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of Diamond Offshore Drilling, Inc.(File No. 001-13926), filed with the SEC on August 7, 2024).
99.3	Unaudited pro forma condensed combined balance sheet of Noble Corporation plc as of June 30, 2024 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2024 and the twelve months ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2024	NOBLE CORPORATION PLC

	By:	/s/ Jennie Howard
	Name:	Jennie Howard
	Title:	Senior Vice President, General Counsel and Corporate Secretary